UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number         811-06416

                         DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)	(Zip code	)

Alan M. Meder	Lawrence R. Hamilton
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:     1-800-338-8214

Date of fiscal year end:     October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

LETTER TO

SHAREHOLDERS

June 17, 2011

Dear Fellow Shareholder:

The Current Municipal Market Environment and Your Fund:

Managing investments in the tax-exempt municipal bond market has felt like a roller coaster ride over the past six months. The start of the Federal Reserve’s second round of quantitative easing (QEII), widespread media reports predicting massive defaults in the municipal bond market, the expiration of the highly successful Build America Bond (BAB) program, and the steady outflow of cash from open-end municipal bond funds made the tax-exempt municipal bond market a volatile and challenging place to invest during the end of 2010 and early into 2011. However, the municipal market has regained some ground over the past couple months. Most of the improvement can be attributed to the substantial decline in issuance of new municipal bonds and the lack of wide scale defaults. While the six month total return for the tax-exempt municipal bond market, as measured by the Barclays Capital Municipal Bond Index, was -1.68% for the period ending April 30, 2011, the 2011 year-to-date return for this same ending date was 2.31%.

As we consider the prospects for the municipal bond market over the balance of 2011, we see three main areas of focus: credit quality fundamentals, new issue supply, and mutual fund flows. The direction of these three areas will continue to dominate the municipal bond market.

Credit Quality: Headline news (both print and television), discussing the current and pending problems facing large and small municipalities continues to be reported throughout the country. As such, credit concerns are heightened as numerous state and local municipalities face recurring budget deficits. Additionally, underfunded pension obligations and post-retirement healthcare benefits also have been the subject of credit quality concern and could become more problematic as municipalities look to close those gaps at the expense of some essential programs. With the demise of most monoline bond insurers, the market has transitioned from a predominately AAA-rated, interest rate sensitive market to more of a idiosyncratic, credit sensitive market more similar to the corporate bond market, but with several very unique differences (such as limited disclosure, the absence of a profit driver and a much different buyer base). On the positive side, revenue from income and sales tax has improved over the past twelve months at the state level across the country. According to the Nelson A. Rockefeller Institute of Government, state tax collections increased by $30 billion in 2010. This trend has continued in 2011 with tax revenues collected by states increasing by 9.1% during the first quarter on a year over year basis. Should this positive trend continue, it will help offset the decline in Federal support as the American Recovery and Reinvestment Act (ARRA) payments abate. However, despite this improvement in revenue, state tax receipts are still well below their peak in 2008, so selecting solid, fiscally sound municipal credits will continue to be very important to portfolio performance.

New Issue Supply: At the current pace, we expect to see just over $200 billion of new issuance in 2011. While that is a very large number in absolute terms, it is markedly lower compared to recent annual issuance levels in excess of $400 billion. With 28 new state governors elected last fall and municipalities hesitant to take on the additional cost of debt while their fiscal situations are stressed, we may see this restraint in levels of issuance persist throughout the year. While limited issuance has clearly helped to stabilize the market, the anticipation of increased supply at some point in the future is beginning to temper momentum. Limited issuance tends to cause secondary trading to slow as investors do not have the benefit of new issues to aid in the valuation of existing bonds. As such, investors may become reluctant to transact in the market until supply increases. Clearly, the level of new issuance will be very important as we move throughout the balance of 2011.

Mutual Fund Flows: Since the middle of November 2010, open-end municipal bond mutual funds have experienced over $40 billion of net outflows. These 29 consecutive weeks of outflows have put a strain on the market as open-end mutual funds are forced to sell bonds to raise money to meet outflows. The result of this development is that demand in the municipal bond market is once again being driven by the traditional buyer of bonds—individuals who buy shares of municipal bond mutual funds or individual municipal bonds or who have separately managed accounts with a municipal bond strategy. The non-traditional, leveraged buyers of municipal bonds—hedge funds, broker-dealer proprietary accounts and total return fixed income managers—have mostly exited the market after having a significant presence throughout the mid 2000’s. Tax-exempt, municipal bonds are a unique asset in that there are fewer natural buyers compared to other fixed income securities. The tax code discourages large buyers of fixed income securities (such as pension funds, endowment funds and life insurance companies) from owning tax-exempt municipal bonds, so individual investors are the predominant natural buyers because they can benefit from the exemption from federal, and often state, income taxes. This type of municipal bond market—where the individual investor is the dominant player and there is no longer a high percentage of AAA-rated, insured bonds that trade similar to a commodity—has not been tested before, so we are clearly in a challenging time period.

In an effort to achieve the Fund’s objective of providing our shareholders with a steady stream of tax-exempt income that is consistent with the preservation of the Fund’s capital, we continue to emphasize a strategy of owning higher quality bonds in a diversified portfolio. The Fund currently has an average quality rating of AA, with approximately 68% of its issues rated AA or higher. The Fund is well diversified between many sectors with water and sewer, pre-refunded bonds and electric utility issues representing the Fund’s largest exposures. Additionally, the Fund is well diversified geographically with exposure to 29 states, the District of Columbia and Puerto Rico. We continue to be fully invested along the entire yield curve in order to insulate the portfolio from potential changes in interest rates and the shape of the yield curve that may occur from future Federal Reserve actions.

As the market moves through 2011 without the BAB program and with increased attention by mainstream media, higher levels of volatility will most likely be a steady theme. In addition, factors that could influence the municipal bond market include: the possibility of further actions by the Federal government, the ongoing health of the U.S. economy and its municipalities, the labor markets, the performance of equity markets and potential changes to current tax laws. While these challenges are expected to persist for the foreseeable future, we believe our conservative style of management will help the Fund navigate these uncertain times. Tax-exempt municipal bonds will continue to be an important asset class to clients with a goal of wealth protection and the desire to receive predicable levels of tax-exempt income.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to its Lipper peer group and the Barclays Capital Municipal Bond Index for one, three, five and ten year periods:

	ANNUALIZED TOTAL RETURN (04/30/11)[1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	2.3%	5.1%	4.4%	5.3%
DTF Fund (Share Price)[3]	2.3	7.2	5.2	6.0
Lipper Peer Group Average Return (NAV)[4]	0.1	3.9	3.0	5.2
Lipper Peer Group Average Return (Share Price)[4]	(0.7)	4.7	3.5	5.6
Barclays Capital Municipal Bond Index[5]	2.2	4.7	4.5	5.0

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Administrator of the Fund. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 04/30/2011 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange (NYSE) using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ending date of 04/30/2011 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4. Source: Lipper Inc. General Municipal Debt Funds (Leveraged) peer group average return.

5. Source: Barclays Capital.

As of April 30, 2011, the fund was paying a 78-cent annualized dividend with a share price of $14.58. On May 12, 2011, the dividend was increased to 81-cents on an annualized basis beginning with the June 2011 dividend. This represents the Fund’s fourth increase of the monthly dividend since March 2009 despite the many challenges facing the municipal bond market. Based on the May 31, 2011 closing price of $14.95, this higher monthly dividend translated into a current yield of 5.42%, which equated to a taxable equivalent current yield of 8.34% for an individual in the top federal tax bracket on May 31, 2011. This taxable equivalent yield was over 525 basis points higher than the yield available on a 10-year taxable US Treasury bond.

One principal reason for these dividend increases was the low cost of leverage that persisted over the past two plus years. During this period, common shareholders have benefited from a very steep municipal yield curve that has allowed the Fund to issue leverage at a very low rate while re-investing the proceeds into much higher yielding bonds. However, that relationship between cost of leverage and investment returns could change in the future. If leverage costs were to move higher, future dividend increase would be more difficult to implement and the dividend rate could even decrease.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

DTF TAX-FREE INCOME INC.

Schedule of Investments

April 30, 2011 (Unaudited)

Principal Amount (000)		Description (a)	Value
		LONG-TERM INVESTMENTS—145.4%
		Arizona—3.1%
		Arizona St. Trans Brd. Hwy. Rev.,
$2,000		5.00%, 7/1/30, Ser. B	$2,079,240
		Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev.,
2,000		5.00%, 1/1/38, Ser. A	2,016,800

			4,096,040

		California—21.8%
		Bay Area Toll Auth. Rev.,
2,000		5.125%, 4/1/39, Ser. F-1	1,969,540
		California St. Gen. Oblig.,
500		5.50%, 3/1/26	522,535
1,000		6.00%, 4/1/38	1,045,420
500		5.50%, 3/1/40	500,305
		California Statewide Communities Dev. Auth. Rev.,
2,000		5.75%, 7/1/47, FGIC	1,861,380
		Fresno Swr. Rev.
2,000		6.25%, 9/1/14, Ser. A-1, AMBAC	2,139,300
		Golden State Tobacco Securitization Corp. Rev.,
3,000		5.75%, 6/1/47, Ser. A-1	2,027,220
		Los Angeles Dept. Wtr. & Pwr. Rev.,
1,000		5.25%, 7/1/21, Ser. A-A-1, AGM	1,006,240
440	(b)	5.375%, 7/1/21, Ser. A-2, Prerefunded 7/1/11 @ $100	443,872
560		5.375%, 7/1/21, Ser. A-2, NRE	563,612
		Los Angeles Wastewtr. Sys. Rev.,
2,000		5.00%, 6/1/26, Ser. A, NRE	2,051,160
		Riverside Cnty. Sngl. Fam. Rev.,
2,500	(b)	7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,410,775
		San Bernardino Cnty. Residential Mtge. Rev.,
7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	10,609,637
		Saratoga Unified Sch. Dist., Gen. Oblig.
1,040		Zero Coupon, 9/1/20, Ser. A, FGIC / NRE	653,536

			28,804,532

		Connecticut—1.4%
		Connecticut St. Health & Edl. Facs. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. C, RAD	872,430
		Mashantucket Western Pequot Tribe Spl. Rev., 144A,
2,500	(c)(d)	5.75%, 9/1/18, Ser. B	957,025

			1,829,455

Principal Amount (000)		Description (a)	Value
		District of Columbia—2.8%
		District of Columbia Income Tax Rev.,
$1,000		5.00%, 12/1/31, Ser. A	$1,039,950
		District of Columbia Wtr. & Swr. Auth. Rev.,
1,500		5.00%, 10/1/33, FGIC / NRE	1,500,615
		Metropolitan Washington D.C. Airport Auth. Rev.,
1,000		5.00%, 10/1/18, Ser. A, AGM / AMBAC	1,081,690

			3,622,255

		Florida—9.8%
		Broward Cnty. Port Fac. Rev.,
1,500		6.00%, 9/1/23, Ser. A	1,639,635
		Escambia Cnty. Hlth. Fac. Auth. Rev.,
1,000		6.00%, 8/15/36	900,580
		Florida Mun. Ln. Council Rev.,
2,210		5.375%, 8/1/20, Ser. B, NRE	2,318,157
		Florida St. Bd. of Ed. Gen. Oblig.,
2,000		5.00%, 6/1/21, Ser. A	2,132,280
		Highlands Cnty. Hlth. Fac. Auth. Rev.,
70	(b)	5.125%, 11/15/32, Ser. G Prerefunded 11/15/16 @ $100	82,593
1,930		5.125%, 11/15/32, Ser. G	1,816,053
		Orlando and Orange Cnty. Expwy. Auth. Rev.,
2,000		5.00%, 7/1/35, Ser. B, BHAC / AMBAC	1,915,980
		Seminole Cnty. Sales Tax Rev.,
2,000		5.25%, 10/01/31, Ser. B, NRE	2,063,440

			12,868,718

		Georgia—11.1%
		Atlanta Wtr. & Wastewtr. Rev., Ser. A,
2,385		5.00%, 11/1/29, FGIC / NRE	2,373,600
715		5.00%, 11/1/38, FGIC / NRE	644,987
		Fulton Cnty. Sch. Dist., Gen. Oblig.
2,000		5.375%, 1/1/16	2,328,740
		Georgia Mun. Elec. Auth. Pwr. Rev.,
100	(b)	6.40%, 1/1/13, Ser. Y Escrowed to maturity	106,306
1,655		6.40%, 1/1/13, Ser. Y, AMBAC	1,740,746
		Georgia Mun. Elec. Auth. Pwr. Rev.,
5,500		6.50%, 1/1/20, Ser. X, AMBAC	6,428,455
		Metro. Atlanta Rapid Tran. Auth. Rev.,
1,000		5.00%, 7/1/39, Ser. 3	999,930

			14,622,764

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value
		Idaho—0.1%
		Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Rev.,
$40		6.65%, 7/1/14, Ser. B	$41,287
93		6.60%, 7/1/27, Ser. B	93,497

			134,784

		Illinois—6.9%
		Chicago Bd. of Ed. Gen. Oblig.,
1,000		5.50%, 12/1/30, Ser. A, AMBAC	999,950
		Chicago Multi-Family Hsg. Rev.,
500		4.90%, 3/20/44, FHA	432,975
		Chicago Park Dist., Gen. Oblig.,
1,000		5.00%, 1/1/27, Ser. A, AMBAC	1,009,270
		Illinois Fin. Auth. Education Rev.,
1,000	(b)	5.375%, 9/1/32, Ser. C, Prerefunded 9/1/17 @ $100	1,207,710
		Illinois Fin. Auth. Rev.,
1,000		6.00%, 8/15/38, Ser. A	949,820
		Illinois St. Gen. Oblig.,
2,000		5.50%, 1/1/29	2,031,560
		Illinois St. Toll Hwy. Auth. Rev.,
1,500		5.50%, 1/1/33, Ser. B	1,516,560
		Railsplitter Tobacco Settlement Auth. Rev.,
1,000		6.00%, 6/1/28	961,740

			9,109,585

		Indiana—8.1%
		Indiana Fin. Auth. Hospital Rev.,
1,000		5.875%, 5/1/29, Ser. A	1,008,330
		Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
5,000		6.00%, 1/1/13, Ser. B, NRE	5,364,900
		Indianapolis Local Pub. Impvt. Bond Bank Rev.,
2,100	(b)	5.25%, 7/1/33, Ser. A Prerefunded 7/1/12 @ $100	2,219,238
2,000		5.00%, 2/1/38, Ser. A	2,018,020

			10,610,488

		Kentucky—1.2%
		Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
1,750		5.00%, 5/15/30, Ser. A, FGIC / NRE	1,750,367

		Louisiana—1.6%
		Louisiana St. Gasoline & Fuels Tax Rev.,
1,000		5.00%, 5/1/41, Ser. A	998,450
		Regional Tran. Auth. Louisiana Sales Tax Rev.,
1,100		5.00%, 12/1/30, AGM	1,120,086

			2,118,536

		Maryland—1.5%
		Maryland St. Trans. Auth. Rev.,
2,000		5.00%, 7/1/37, AGM	2,029,960

Principal Amount (000)		Description (a)	Value
		Massachusetts—6%
		Massachusetts Bay Trans. Auth. Rev.,
$3,000		5.50%, 7/1/29, Ser. B, NRE	$3,454,710
		Massachusetts St. College Bldg. Auth. Rev.,
2,000		5.00%, 5/1/40, Ser. B	1,972,860
		Massachusetts St. Dev. Finance Agency, Solid Waste Disp. Rev.
1,500		5.00%, 2/1/36	1,370,745
		Massachusetts St. Gen. Oblig.,
1,000		5.50%, 8/1/30, Ser. A, AMBAC	1,144,610

			7,942,925

		Michigan—3.3%
		Detroit Gen. Oblig.,
500		5.25%, 11/1/35	473,635
		Detroit Wtr. Supply Sys. Rev., Ser. A,
2,000	(b)	5.50%, 7/1/24,
		Prerefunded 7/1/11 @ $100	2,018,020
2,000		5.00%, 7/1/30, FGIC / NRE	1,792,700

			4,284,355

		Nebraska—4.5%
		Omaha Gen. Oblig.,
2,000		5.25%, 4/1/27	2,328,320
		Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
665	(b)	6.15%, 2/1/12 Escrowed to maturity	689,652
2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,881,050

			5,899,022

		Nevada—4.4%
		Clark Cnty. Gen. Oblig.,
2,165		5.00%, 11/1/22, AMBAC	2,283,296
		Las Vegas Valley Wtr. Dist., Gen. Oblig.,
1,400		5.00%, 6/1/25, Ser. B, NRE	1,419,768
		Nevada St. Gen. Oblig.,
2,000		5.00%, 12/1/24, Ser. F, AGM	2,078,040

			5,781,104

		New Jersey—4.8%
		New Jersey Econ. Dev. Auth. Rev.,
1,025		4.95%, 3/1/47	906,489
		New Jersey St. Gen. Oblig.,
2,000		5.25%, 7/1/17, Ser. H	2,299,740
		New Jersey St. Tpk. Auth. Rev.,
1,000		5.00%, 1/1/36, Ser. H	976,380
		New Jersey Trans. Trust Fund Auth. Rev.,
2,000		5.25%, 12/15/22, Ser. A	2,129,700

			6,312,309

		New York—6.4%
		Albany Industrial Dev. Agy. Rev.,
1,000		5.00%, 4/1/32, Ser. A	769,290

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value
		Long Island Pwr. Auth. Elec. Sys. Rev.,
$800		5.00%, 12/1/35, Ser. B	$776,824
		Metro. Trans. Auth. Rev.,
1,000		5.25%, 11/15/31, Ser. A, FGIC / NRE	1,000,560
		New York City Mun. Wtr. Fin. Auth. Rev.,
1,000		Wtr. & Swr. Sys. 2nd Genl. Res. Rev., Ser. EE, 5.375%, 6/15/43	1,031,400
1,000		5.50%, 6/15/43	1,046,340
		New York St. Dorm. Auth. Rev.,
1,500		Sch. Dist. Rev. Bond Financing Program Rev., 7.25%, 10/1/28, Ser. C	1,741,350
		New York St. Dorm. Auth.
2,000		State Personal Inc. Tax Rev., 5.00%, 3/15/30, Ser. F	2,048,700

			8,414,464

		Ohio—5.4%
		Deerfield Twp. Tax Increment Rev.,
750		5.00%, 12/1/25	735,510
		Hamilton Elec. Sys. Rev.
1,000		4.60%, 10/15/20, Ser. A, AGM	1,053,710
		Ohio St. Air Quality Dev. Auth. Rev.,
750		5.70%, 2/1/14, Ser. A	802,193
		Ohio St. Gen. Oblig.,
500		5.00%, 9/1/30, Ser. A	520,800
		Ohio St. Tpk. Comm. Tpk. Rev.
1,040		5.00%, 2/15/31, Ser. A	1,059,937
		Ohio St. Wtr. Dev. Auth. Rev.,
2,445		5.50%, 6/1/20, Ser. B, AGM	2,943,584

			7,115,734

		Pennsylvania—5.7%
		Delaware Cnty. Auth. Rev.,
2,000	(b)	5.00%, 6/1/21, Ser. A, Prerefunded 6/1/15 @ $100	2,264,440
		East Stroudsburg Area Sch. Dist.,
1,000		Gen. Oblig. 7.75%, 9/1/27, Ser. A, FGIC / NRE	1,188,340
		Pennsylvania Economic Dev. Fin.
1,000		Auth. Res. Recov. Rev., 4.625%, 12/1/18, Ser. F, AMBAC	905,120
		Pennsylvania St. Higher Ed. Facs. Auth. Rev.,
2,000		5.00%, 6/15/28, Ser. AL	2,100,060
		Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev.,
1,020		5.00%, 12/1/23, Ser. A-2, AGT	1,097,102

			7,555,062

		Puerto Rico—0.7%
		Puerto Rico Elec. Pwr. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. PP, FGIC / NRE	964,500

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value
		Rhode Island—1.5%
		Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facs. Rev.,
$2,000		5.00%, 9/1/37	$2,014,980

		South Carolina—1.3%
		Spartanburg Waterworks Rev.,
1,500	(b)	5.25%, 6/1/28 Prerefunded 6/1/14 @ $100	1,693,410

		Tennessee—1.8%
		Tennessee Energy Acquisition Corp. Rev., Ser. A,
1,500		5.25%, 9/1/20	1,461,780
1,000		5.25%, 9/1/21	968,390

			2,430,170

		Texas—14.2%
		Alliance Airport Auth. Inc. Rev.,
1,000		4.85%, 4/1/21	1,012,800
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
2,500		5.00%, 5/1/25, NRE	2,500,175
		Dallas Area Rapid Transit Rev.,
1,000		5.25%, 12/1/48	1,012,680
		Dallas Gen. Oblig.
2,000		4.50%, 2/15/23	2,060,660
		El Paso Wtr. & Swr. Rev.,
1,555		5.50%, 3/1/12, Ser. A, AGM	1,620,854
		Everman Indep. Sch. Dist. Gen. Oblig.,
1,000		5.00%, 2/15/36, PSF	1,018,290
		Klein Indep. Sch. Dist. Gen. Oblig.,
1,000		5.00%, 8/1/38, Ser. A, PSF	1,018,810
		Lower Colorado River Auth. Rev.,
2,000		5.00%, 5/15/31, AGM	1,999,940
		McLennan Cnty. Pub. Fac. Corp. Proj. Rev.,
2,000		6.625%, 6/1/35	2,117,600
		North Texas Twy. Auth. Rev.,
1,200		5.75%, 1/1/40, Ser. A, BHAC	1,238,760
		Pharr-San Juan-Alamo Indep. Sch. Dist. Gen. Oblig.,
1,975		5.50%, 2/1/33, PSF	2,074,026
		Spring Branch Indep. Sch. Dist. Gen. Oblig.,
1,000		5.25%, 2/1/38, PSF	1,057,960

			18,732,555

		Utah—1.6%
		Utah Trans. Auth. Sales Tax Rev., Ser A.,
1,000		5.00%, 6/15/32, AGM	1,033,850
1,000		5.00%, 6/15/36, AGM	1,011,290

			2,045,140

		Virginia—4.5%
		Virginia College Bldg. Auth. Rev.,
2,000		5.00%, 2/1/23, Ser. E-1	2,298,860

Principal Amount (000)	Description (a)	Value
	Virginia St. Hsg. Dev. Auth. Rev.,
$1,500	4.55%, 1/1/24	$1,443,930
	Virginia St. Pub. Bldg. Auth. Rev.,
2,050	5.00%, 8/1/29, Ser. B	2,173,553

		5,916,343

	Washington—2.3%
	Energy Northwest Wind Proj. Rev.,
500	4.75%, 7/1/21, NRE	515,325
	King Cnty. Swr. Rev.,
2,500	5.00%, 1/1/31, FGIC / NRE	2,500,800

		3,016,125

	West Virginia—1%
	Monongalia Cnty. Building Commission Hospital Rev.
1,500	5.00%, 7/1/30, Ser. A	1,324,125

	Wisconsin—3.2%
	Wisconsin St. Gen. Rev.,
2,000	6.00%, 5/1/33, Ser. A	2,171,800
	Wisconsin St. Health & Edl. Facs. Auth. Rev.,
2,000	6.50%, 4/15/33	2,007,560

		4,179,360

	Wyoming—3.4%
	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
4,000	5.75%, 10/1/20	4,492,160

	Total long-term investments (Cost $187,054,163)	191,711,327

Shares
	SHORT-TERM INVESTMENT—1.8%
2,325	State Street Institutional Tax-Free Money Market Fund (Cost $2,325,260)	2,325,260

	Total Investments—147.2% (Cost $189,379,423)	194,036,587
	Other assets in excess of liabilities—2.1%	2,850,876
	Liquidation value of Remarketed Preferred Stock—(49.3%)	(65,000,000)

	Net Assets Applicable to Common Stock—100.0%	$131,887,463

	Net asset value per share of common stock ($131,887,463 / 8,507,456)	$15.50

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

AMBAC—Ambac Assurance Corporation.

AGM—Assured Guaranty Municipal Corporation.

AGT—Assured Guaranty Corp.

BHAC—Berkshire Hathaway Assurance Corporation.

FGIC—Financial Guaranty Insurance Company.

FHA—Federal Housing Authority.

NRE—National Public Finance Guarantee Corporation.

PSF—Texas Permanent School Fund.

RAD—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
(c)	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A to qualified institutional buyers. At April 30, 2011, these securities amounted to a value of $957,025 or 0.73% of net assets applicable to common stock.
(d)	Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

Notes

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2011:

	Level 1	Level 2
Money Market Fund	$2,325,260	$—
Municipal Bonds	—	191,711,327

Total	$2,325,260	$191,711,327

There were no significant transfers between level 1 and level 2 during the six months ended April 30, 2011.

See Notes to Financial Statements.

Summary of Ratings as a Percentage of Long-Term Investments

(Unaudited)

As of April 30, 2011

Rating *	%
AAA	20.4
AA	46.4
A	23.0
BBB	5.0
BB	1.5
B	1.3
NR	2.4

100.0

*	Prerefunded bonds that are rated AAA by Standard & Poor’s Financial Services LLC or Aaa by Moody’s Investors Service, Inc. are included in the AAA classification in the above table. Otherwise, ratings are based on the lower rating of Standard & Poor’s Financial Services LLC or Moody’s Investors Service, Inc. If not rated by either service, a rating from Fitch Ratings Ltd. is used, if available.

See Notes to Financial Statements.

Summary of State Diversification as a Percentage of Net Assets Applicable to Common Shareholders (Unaudited)

As of April 30, 2011

State	%
California	21.8
Texas	14.2
Georgia	11.1
Florida	9.8
Indiana	8.1
Illinois	6.9
New York	6.4
Massachusetts	6.0
Pennsylvania	5.7
Ohio	5.4
New Jersey	4.8
Nebraska	4.5
Virginia	4.5
Nevada	4.4
Wyoming	3.4
Michigan	3.3
Wisconsin	3.2
Arizona	3.1
District of Columbia	2.8
Washington	2.3
Tennessee	1.8
Utah	1.6
Louisiana	1.6
Maryland	1.5
Rhode Island	1.5
Connecticut	1.4
South Carolina	1.3
Kentucky	1.2
West Virginia	1.0
Puerto Rico	0.7
Idaho	0.1
Short-Term Investment	1.8

147.2
Other assets in excess of liabilities	2.1
Liquidation value of remarketed preferred stock	(49.3)

100.0%

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

April 30, 2011

(Unaudited)

Assets

Investments, at value (cost $189,379,423)	$194,036,587

Interest receivable	2,962,382

Other assets	29,014

Total assets	197,027,983

Liabilities

Payables:

Investment advisory fee (Note 2)	79,818

Administration fee (Note 2)	14,870

Preferred shareholder dividends	572

Other accrued expenses	45,260

Total liabilities	140,520

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 5)	$65,000,000

Net Assets Applicable to Common Stock	$131,887,463

Capital

Common stock, $.01 par value; 599,998,700 shares authorized, 8,507,456 issued and outstanding (Note 4)	$85,075

Additional paid-in capital	120,440,442

Accumulated undistributed net investment income	5,364,051

Accumulated net realized gain on investments	1,340,731

Net unrealized appreciation on investments	4,657,164

Net Assets Applicable to Common Stock	$131,887,463

Net assets applicable to common stock ($131,887,463 / 8,507,456 shares of common stock issued and outstanding)	$15.50

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Six Months Ended April 30, 2011

(Unaudited)

Investment Income

Interest income	$4,683,671

Expenses

Investment advisory fees (Note 2)	486,163

Administrative fees (Note 2)	90,999

Directors’ fees	47,784

Remarketing agent fees	49,473

Professional fees	22,102

Custodian fees and expenses	30,389

Reports to shareholders	6,863

Transfer agent fees and expenses	17,157

Registration fees	7,808

Other	20,162

Total expenses	778,900

Net investment income	3,904,771

Realized and Unrealized Gain/(Loss) on Investments

Net realized gain on investments	399,251

Net change in unrealized appreciation on investments	(8,233,563)

Net realized and unrealized loss on investments	(7,834,312)

Dividends and Distributions on Remarketed Preferred Stock from:

Net investment income	(77,062)

Net Decrease in Net Assets Applicable to Common Stock Resulting from Operations	($4,006,603)

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statements of Changes in Net Assets

	Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010

Operations

Net investment income	$3,904,771	$8,110,815

Net realized gain on investments	399,251	1,059,984

Net change in unrealized appreciation on investments	(8,233,563)	3,627,702

Dividends and distributions on remarketed preferred stock from net investment income	(77,062)	(138,990)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(4,006,603)	12,659,511

Dividends and distributions on common stock from net investment income	(4,205,615)	(6,515,631)

Total dividends and distributions on common stock	(4,205,615)	(6,515,631)

Total increase (decrease) in net assets	(8,212,218)	6,143,880

Net Assets Applicable to Common Stock

Beginning of period	140,099,681	133,955,801

End of period	$131,887,463	$140,099,681

Accumulated undistributed net investment income at end of period	$5,364,051	$5,771,331

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	Six Months Ended April 30, 2011 (Unaudited)		For the Year Ended October 31,
PER SHARE OPERATING PERFORMANCE			2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.47		$15.75	$13.96	$15.88	$16.37	$16.32

Net investment income(1)	0.45		0.95	0.98	0.97	0.95	0.95
Net realized and unrealized gain/(loss) on investments	(0.92)		0.55	1.49	(2.05)	(0.49)	0.14
Dividends and distributions on remarketed preferred stock from:
Net investment income	(0.01)		(0.02)	(0.04)	(0.24)	(0.29)	(0.26)

Net increase/(decrease) from investment operations	(0.48)		1.48	2.43	(1.32)	0.17	0.83

Dividends and distributions on common stock from:
Net investment income	(0.49)		(0.76)	(0.64)	(0.60)	(0.66)	(0.78)

Total dividends and distributions on common stock	(0.49)		(0.76)	(0.64)	(0.60)	(0.66)	(0.78)

Net asset value, end of period	$15.50		$16.47	$15.75	$13.96	$15.88	$16.37

Per share market value, end of period	$14.58		$16.06	$14.10	$11.25	$13.97	$15.01

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	(6.09)%		18.57%	31.62%	(15.78)%	(2.69)%	7.30%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(3)
Operating expenses	1.20	%(4)	1.25%	1.32%	1.35%	1.42%	1.43%
Net investment income	6.02	%(4)	5.91%	6.52%	6.28%	5.95%	5.88%
SUPPLEMENTAL DATA
Portfolio turnover rate	3%		12%	26%	5%	13%	7%
Net assets applicable to common stock, end of period (000)	$131,887		$140,100	$133,956	$118,757	$135,098	$139,296
Asset coverage per share of preferred stock, end of the period	$151,452		$157,769	$153,043	$141,352	$153,921	$157,151
Preferred stock outstanding (000)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)

Total investment return is calculated assuming a purchase of common stock at market value on the opening of the first day and a sale at market value on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.

(3)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividend and distributions on remarketed preferred stock.

(4)	Annualized.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

(Unaudited)

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value.

The Fund adopted an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2010 are subject to such review.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 5.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements and Management Arrangements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Virtus Investment Partners, Inc. and an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Hilliard is computed weekly and payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets. Average weekly net assets is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Hilliard provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2011 were $47,784.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2011 aggregated $6,647,618 and $8,440,000, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2011 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$189,171,447	$9,351,629	$4,486,489	$4,865,140

Note 4. Capital There are 600 million shares of $0.01 par value stock authorized.

For the six months ended April 30, 2011 and for the fiscal year ended October 31, 2010, the Fund did not issue any shares of common stock in connection with the reinvestment of dividends.

Note 5. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Since February 2008, the short-term auction and remarketed preferred stock market has been ineffective at matching buyers with sellers. This has impacted the Fund’s RP shares. The RP shares dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 0.121% to 0.423% during the six months ended April 30, 2011. A failed remarketing is not an event of default for the Fund, but it is a liquidity event for the holders of its RP shares. Recent auction and RP market liquidity problems have triggered numerous failed auctions and remarketings for many closed-end funds. A failed remarketing occurs when there are more sellers of RP shares than buyers. It is impossible to predict how long this imbalance will last. A successful remarketing of the Fund’s RP shares may not occur for a long period of time, if ever. Even if the RP market becomes more liquid, the holders of the Fund’s RP shares may not have the amount of liquidity they desire or the ability to sell the RP shares at par.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and generally vote together with holders of common stock as a single class. However, holders of RP are also entitled, voting as a separate class, to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 6. Subsequent Events

Subsequent to April 30, 2011, dividends declared and paid on preferred stock totaled $11,115 through June 17, 2011. On May 12, 2011, the Board of Directors of the Fund declared a dividend of $0.0675 per share of common stock payable on June 30, 2011, July 29, 2011, and August 31, 2011 to common shareholders of record on June 15, 2011, July 15, 2011, and August 15, 2011, respectively.

Note 7. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Committee with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Committee considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock. The Committee also acknowledged the unprecedented disruption of the credit and capital markets during the past year and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Committee also took into account its evaluation, conducted earlier in the year, of the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Committee with performance information for the Fund for various periods, measured against two benchmarks: the Barclays Capital Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Committee noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Committee’s analysis, the Adviser furnished the Committee with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged municipal debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged municipal debt funds.

Included in the Adviser’s Form ADV furnished to the Committee was comparative information from the Adviser with respect to the fees it charges to its investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Committee with copies of its financial statements. In reviewing those financial statements, the Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Committee noted that the transition to a single administrator for the complex of three closed-end funds advised by the Adviser had streamlined the operations of the Fund. The Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Indirect benefits. The Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Committee also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On February 22, 2011, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending April 30, 2012.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time or from time to time by the Fund’s Board of Directors.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.DTFfund.com or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.DTFfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.DTFfund.com.

Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairman

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Secretary

Timothy M. Heaney, CFA, Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2011

ITEM 2.	CODE OF ETHICS.

    Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

    Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

    Not required as this is not an annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

    Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES

    FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

    INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

    During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 31, 2011) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

    (a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

    (b)     There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	July 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
Date	July 1, 2011

By (Signature and Title)	/S/ ALAN M. MEDER

Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	July 1, 2011